Licensing Agreement

                                 lookmodelsearch


                                concluded between

                      Look Event Management GmbH [Co. Ltd.]
                        Company Register No. FN 78297 v,
                        Vienna Commercial Court Register
                         Passauerplatz 1, A-1010 Vienna,

                         represented by Wolfang Schwarz,

                    hereinafter referred to in short as Look,

                              on the one hand, and

                        (Company).......................
                 (Registration number, Register Court)..........
                       (Address).........................


                    represented by....................., CEO,

                    hereinafter referred to in short as "--"

                               on the other hand,

                                   as follows:

                                    Preamble


     1. Look operates a renowned and internatinally active model agency and, in addition, organizes an international competition for young, upcoming models in various countries, called Look Model Search, the finale of which takes place once annually in .... (place).  The participants in this competition  qualify in each national elimination round for the international finale.

     2. The competition's purpose and objective is to provide young talents the opportunity to have an international modelling career and to refer this contracts with internationally renowned model agencies. Thus, the winners of this competition are presented with the chance of obtaining modelling assignments for a specified minimum contractual sum.

     3. Look is the owner of the trademark words LOOK MODEL SEARCH registered with the Austrian Patent Office for the goods/service classes 3, 35, 41 and 42, reg. no. 188, 177, patent protection commencement May 3, 2000 (hereinafter referred to in short as the Trademark).

     4. ...........  operates an events agency with head offices in ............
(place), and has at his disposal comprehensive knowledge and experience in the area of organizing PR and advertising events, and model competitions, etc.
 ............   fulfils  all  the  legal,  commercial,  financial  and  technical prerequisites necessary for the due and proper presentation of a competition for young, upcoming models.

     5.  ..........is  interested in organizing  and  implementing  the national elimination round of the Look Model Search (hereinafter  referred to in short as the  Event) in  ............  (place)  for the  international  finale,  availing himself of the Trademark,  as well as Look's know-how and experience.  ...... is aware that the Event is organized uniformly world-wide, especially in terms of its image, and is equal to the most stringent standards, in particular as regards seriousness, reputation, prestige and image.

     6. Based on the above pre-assumption, the contractual partners shall conclude this Agreement.

                                       1.

                              Subject of Agreement

     1. The subject of this Agreement  shall be the  authorisation  of .........
with the organization and  implementation  of the Event in ..........  (country)
and the granting of usage rights to the Trademark for this purpose.

     2. Paragraphs 4 and 5 of the Preamble shall const9tute a commercial basis for this Agreement.

                                       2.

                             Look Model Search Event

     1.  Pursuant  to the  provisions  set out in  this  Agreement,  Look  shall commission ........  with the organization and implementation of the competition
for  young,   upcoming   models  entitled  Look  Model  Search  (the  Event)  in
 .......(country)..........in the year ............. . ............ shall declare his acceptance of the commission pursuant to the provisions set out therein.

     2.  ........  shall also be entitled  to  implement  the Look Model  Search
competition     for     young,     upcoming     models     (the     Event)    in
 .......(country)..........in  the year  following that set out in Clause 2.1. of this Agreement, unless ................ declares vis-a-vis Look that he will not implement the Event by no later than thirty days prior to the December 31st of the event-year established in Clause 2.1. of this Agreement.

     3. The event's finale  (national  finale) shall take place on .....  (date)
during the  period  between  .......and  ...........  of each year in  .........
(place).

     4. The Event must in every case meet the requirements stipulated in Annex 1 (Look Guidelines).

     5. As  promoter,....  shall be  responsible  in his own name and to his own account for the following in particular:

     a) selection and rental of a suitable locale and/or premises for the Event;

     b) selection of the Event's date; c) planning and coordination of the Event's progress: preparation of a framework program; d) application for any and all official licenses: cooperative work with local authorities; e) security: f) organization of advertising, sponsoring, merchandising, PR and media handling, media reporting; g) special guests, VIPs; h) selection and composition of the jury (cf. Clause 10.6) i) selection of participants (cf. Clause 10.6) j) transportation, food and lodging for the participants

                                       3.
                           Personal Service Obligation

     1. In  general,..............  shall be  obligated  to perform the services forming the subject of this Agreement personally.

     2.   However,   ............   shall  be  entitled  to  avail   himself  of
correspondingly suitable and qualified third parties (vicarious agents) for the performance of parts of the services forming the subject of this Agreement.
However,   this   entitlement   shall  be  subject  to  the   reservation   that
 ...............  inform Look thereof in each individual  case, in writing and in advance. Look shall be entitled to refuse the commissioning of vicarious agents, should there be important grounds therefor.

     3. Should Look refuse the  commissioning  of vicarious  agents on important grounds,  ..........  shall be  obligated  to refrain  from  commissioning  such vicarious agents. ............ shall be liable in every case for the comportment of vicarious agents in the sense of Art. 1313a of the [Austrian] Civil Code, to the same extent that he shall be liable for his own comportment. Furthermore,
 ........ shall undertake to select vicarious agents with care.

                                       4.
                      Commercial Protective Rights, License

     1. ...........  shall acknowledge Look's exclusive and unrestricted  rights to the designation Look Model Search, in particular but not exclusively that to designate perfume-shop merchandise, personal hygiene and beauty-care products, advertising, public relations work, entertainment, especially the organization of entertainment events and services in fashion and jewellery design.


     2.  Exclusively for purposes of implementing the organization of the Event,
Look shall grant ..........  the authorization  (license) to exploit and use the
Trademark. This license is limited in rem to the implementation and organization of the Event,  geographically  to  ..........  (country)  and,  in time,  to the duration of this Agreement, however no longer than the time when the Event concludes. The license is of a most highly personal character and is not transferable.

     3. The Trademark may only be used for purposes of implementation and organization of the Event for announcements, event instructions, invitations, etc., following separate prior approval by Look in each individual case.

     4.  .........  shall not be authorized to use the Trademark for purposes of whatever kind other than those set out in this  Agreement.  ...........  Without
Look's prior written consent in every individual case,  .........  shall refrain world-wide  from granting  rights on the Trademark of any kind to third parties.
In addition,  within and without ..............  (country),  ............  shall refrain from using symbols which are completely or partially identical to the Trademark or which are similar enough thereto to be confused therewith, in particular such as may contain the word component(s) Look and/or Model Search, even for the purposes of designating goods or services of whatever class, in particular but not exclusively for the designation of perfume merchandise, personal hygiene and beauty-care products, advertising, public relations work, entertainment, especially the organization of entertainment events and services in fashion and jewellery design. Within and without the contractual territory,
 ...........  shall  additionally  refrain to register or cause to be  registered protective rights, such as trademarks or domain names which are wholly or partially identical to those trademark rights of Look, in particular the Trademark, or are similar enough thereto to be confused therewith, especially those which contain the word component(s) Look and/or Model Search.

     5.................  shall be obligated to use the Trademark only within the
framework    of    this    Agreement    and   in    compliance    with    Look's
instructions..........shall be obligated to refrain from any measures or actions which could be of detriment to Look's image and good reputation, and to make every effort to...

                                       5.
                  Prosecution and Defence of Protective Rights

     1.  ..............  shall inform Look without delay of any infringements on the rights to the Trademark or other of Look's protective rights. Infringements shall in particular consist in any type of imitation, independent use or deposition of the registration as a trademark, or independent use or deposition of the registration as a domain via third parties, as well any circulation or offer for sale of goods or services to which the Trademark or confusably similar symbols have been affixed by third parties.

     2. ................  and Look shall reciprocally  undertake to support each other reasonably in cases of prosecution or defence of their rights to the Trademark in each instance. Claims for financial support shall not be founded thereby.

     3.  The  conclusion  of  composition  or  other   agreements   which  could
detrimentally affect Look's rights to the Trademark shall require Look's prior written consent thereto in each case.


                                       6.
                            Selection of Participants

     1. A minimum of 12  participants  should  take part in the Event.  For this purpose  and at his own risk  and  expense,  ..............  shall  implement  a selection of  participants in the form of at least  ...............  castings in
 ...... (country) at a time sufficiently in advance of the Event.

     2. The participants must in every case fulfil the prerequisites set out in Annex 2 (Look Guidelines for Participants).

     3.  .........shall  ensure  that  each  participant  signs a  Participation
Agreement according to the draft in Annex. . . and that the consent thereto of legal guardians and/or competent authorities (e.g. curatorship court) has been obtained.

     4.  ..............  shall prepare a personal data sheet in accordance  with
Annex .... for each  participant in the castings and submit said sheets to Look.
Look shall decide upon which candidates will take part in the Event.

                                       7.
                              Selection of the Jury

     1.  The  winner  of the  Event  shall be  entitled  to  participate  in the international  finale.  She will be  selected  by a jury  consisting  of........
(number) persons.

     2. The members of the jury (who must in every case meet the requirements set out in Annex 1, Look Guidelines) shall be appointed following express separate approval by Look for each jury member.

     3. Look shall be entitled to appoint the foreman of the jury, who shall hold a veto right when decision is rendered. Furthermore, Look shall be entitled to be represented on the jury by a minimum of two members.

                                       8.
                                   Sponsoring

     1.  ...............  shall  be  entitled,  in his own  name  and to his own account,  to conclude  sponsoring  agreements with third parties for purposes of financially supporting the Event. However, when selecting sponsors,  ...........
shall ensure that Look's image and good reputation, as well as that of the Event itself, are in no wise detrimentally affected, and that the conclusion and content of the sponsoring agreements does not infringe legal stipulations, public morality or the Event's reputation.

     2.  However,  .............  shall  inform  Look in advance of each case of conclusion of a sponsoring agreement, name the sponsor to Look and submit the sponsoring agreement to be concluded. Look shall be entitled to reject the conclusion of a sponsoring agreement should there be important grounds therefor. Should Look reject the conclusion of a sponsoring agreement on important
grounds,   .............shall  be  obligated  to  desist  from  concluding  said sponsoring agreement.

     3.  ........  shall be entitled to grant  sponsors  the right to  designate themselves Official Sponsors of the Event.

     4. Look shall be  entitled  to name  sponsors  who support the Event in any manner  whatever...............  shall  undertake  to grant these  sponsors  the rights and marketing options named by Look.

                                       9.
                             Cooperation / Reporting

     1. The contractual partners are aware that the organization and implementation of the Event requires cooperative work in a spirit of trust. Therefore, the contractual partners shall cooperate closely and mutually support each other to the extent of their powers upon the performance of the services forming the subject of this Agreement.

     2. .............. shall be obligated to undertake all steps and measures to assure the smooth and timely progress of the Event. If desired and to the extent available,  Look shall  provide............documentation,  data and  information necessary or useful for the fulfilment of duties assigned to................ .

     3. The contractual partners shall inform each other of any and all problems and difficulties arising during the fulfilment of the obligations set out in this Agreement and shall take suitable action for the remedy thereof.

                                       10.
                      ...........'s Rights and Obligations

     1.  ...............shall  safeguard  Look's  interests  to the  best of his ability and fulfil the duties he is to perform with the due diligence of a prudent businessman.

     2. For the duration of this Agreement,  ...............  shall refrain from implementing, organizing or otherwise supporting competing events, either in his own name or on behalf of others, either to his own account or to that of others.

     3.  ............  shall  undertake the best possible  efforts to market the
Event   optimally.   ............   Following   Look's  consent  in  each  case,
 ............  shall take comprehensive advertising,  PR and marketing action, in order to promote the Event  correspondingly in  ................  (country),  in particular  in such media as the press,  television,  etc.  (cf.  Annex . . . .,
Marketing Plan).

     4.  .............  shall put  together a press  portfolio  and submit it to
Look, in which all reports on the Event have been compiled.

     5. ..............shall undertake to comply strictly with Look's regulations and instructions during the organization and implementation of the Event. It must especially be assured that, with regard to the professional level, that the universally uniform standards are assured.

     6.  ..........  shall be  obligated to obtain  Look's prior  consent to the following:

          o    selection  of the jury

          o    selection of the Event's location

          o    selection of sponsors and conclusion of agreements with them

          o    selection of participants.


                                       11.
                                   Exclusivity

     1.  The   authorisation   of   .............   with  the  organization  and
implementation of the Event in accordance with Clause 2 of this Agreement shall be exclusive.

     2. Therefore, for the duration of this Agreement, Look shall refrain from entrusting third parties with the organization and implementation of the Event in  ..........  (country),  and from  granting  usage rights on the Trademark to third parties for this purpose.

                                       12.
                              Guarantee / Liability

     1. Look shall assume no guarantee for a specific profit, a specific sale or other  usability of the Event or the Trademark;  ...............  shall bear the risk in this case exclusively.

     2. The commercial risk of the Event shall be borne exclusively by ....... .
Therefore, with regard to any and all claims asserted by participants or third parties on whatever legal basis, in particular claims for damages (tortious or contractual), product liability, fulfilment, poor fulfilment and/or guarantee in any respect, inclusive of the costs of contesting such claims and interest charges, ............ shall indemnify Look entirely,

     3. Should  claims be asserted  against  Look in the sense of the  foregoing paragraph,  ..........  shall inform Look thereof without delay. In such a case,
 ...............  shall support Look in every regard in the  contestation of such claims.

     4. In addition, any and all liability on the part of Look for lost profit, damage resulting from deficiencies and third-party damage shall be precluded, and any and all liability on the part of Look shall be limited in amount to ATS 0,00 .

                                       13.
                                    Insurance

     1. At his own risk and  expense,  .............  shall be obligated to take out an insurance policy of sufficient scope with an insurance company of excellent standing and maintain such policy for the duration of the Agreement; the policy must cover the risk of cancellation or interruption of an Event, inclusive of lost profit for whatever reason, but in particular due to natural occurrences of every kind, including fire, bad weather, earthquakes and precipitation, as well as theft, technical defects, strikes and other circumstances which could entail cancellation or interruption of an Event.

     2.  ..............  shall hereby  irrevocably  assign to Look all claims to which he is  entitled  in  connection  with  the  insurance  relationship  to be concluded with the insurer. ............. shall undertake all measures which may be necessary for the effectiveness and execution of the assignment to be concluded, such as in particular informing the insurer thereof.

     3. At Look's request,........... shall be obligated to evidence the correct maintenance of the insurance relationship and, for this purpose, to provide the corresponding documentation (e.g. the insurance policy) in particular.

                                       14.
                  Care, Referral and Marketing of Participants

     1. Look shall be exclusively responsible for the care, referral and/or marketing of the Event's participants.

     2. Without Look's prior written consent in each case,  .............  shall refrain from concluding agreements with participants in the Event on their care, referral and/or marketing, and from referring or marketing them to third parties in  whatever  manner,  e.g.  via  the  Internet.  Should  .............  receive inquiries about booking a participant following the conclusion of the Event, he shall forward such inquiries to Look without delay.

     3. For  purposes  of  fortifying  this  contractual  obligation  as well as notwithstanding other claims from Look, ..........  shall be obligated to effect payment of a  contractual  penalty in the amount of ATS  .............  for each individual breach of said obligation, irrespective of culpability and the occurrence of damage. Furthermore, Look shall be entitled to demand from
 .............  detailed  accounting as well as the surrender of profits attained from such anti-contractual agreements.

                                       15.
                          Counterperformance / Outlays

     1. As counterperformance for the granting of the right to implement and organize the Event in the sense of Clause 2 of this Agreement and for the granting of authorization to use the Trademark in the sense of Clause 4 of this
Agreement,  ............  shall be obligated to effect payment of a lump-sum fee in the amount of USD ................ , (............... American dollars).

     2. This amount shall be due for payment without deduction upon the signature of this Agreement, by transferring the sum to the account
no................with          the..............          [bank],          bank
code.....................maintained in the name of......................

     3.  ..............  shall be obligated to bear the costs of all outlays and charges arising from or in connection with the Event - the costs set out below in particular - and to indemnify Look therefor:

               a) participants' and jury members' travel expenses (perhaps specify according to amount, air or rail costs, 1st class, etc.)

               b) participants' and jury members' hotel and accommodation expenses (perhaps specify)

               c)   transport costs

                                       16.
                                Term of Agreement

     1. This Agreement shall commence upon its signature by both contractual parties and be concluded for an indefinite period of time.

     2. This Agreement can be terminated by both contractual  parties, by giving
 ..............  (..........) - month's advance notice in writing thereof, as per the 31st of December of each calendar year, without stating reasons therefor (due and proper termination); the dispatch of the letter of termination (post cancellation, fax confirmation) shall be determinant for the punctuality of termination.



                                       17.
                              Premature Termination

     1. Notwithstanding the option of terminating this Agreement via due and proper termination, the contractual partners shall be entitled to terminate [this Agreement] summarily, should there be important grounds for doing so. The declaration of dissolution on important grounds must be made in writing to be legally effective.

     2. Important grounds entitling Look to summarily dissolve [the Agreement] shall in particular include:

               a)   the  instigation  of insolvency  proceedings,  in particular
                    bankruptcy        or         composition         proceedings
                    against................ ,


               b)   the     rejection     of     an     insolvency      petition
                    against............due  to the lack of sufficient  assets to cover the costs thereof,


               c)   a breach on the part of ...... of an essential  provision as set out in this Agency Agreement, despite written warning an a fourteen-day period of grace, such as in particular but not exclusively of Clauses 4, 10, 13 and 20.


     3.  Important  grounds  entitling............to   summarily  dissolve  [the
Agreement] shall include

               a) the instigation of insolvency proceedings, in particular bankruptcy or composition proceedings, against Look,

               b) the rejection of an insolvency petition against Look due to the lack of sufficient assets to cover the costs thereof,

               c) a breach on the part of Look of exclusivity in accordance with Clause 11 of this Agreement.

     4. Premature dissolution of this contract shall not affect any claims, especially for damages, fulfilment or non-fulfilment. The non-exercise of dissolution right, despite important grounds therefor, shall not result in any entitlements or claims, even if only merited, in particular those for fulfilment, guarantee and/or damages, for either contractual partner.




                                       18.
                      Procedure upon Cessation of Agreement

     1. In the  case  of  cessation  of this  Agreement,  for  whatever  reason,
 ........  shall be obligated to refrain from further exploitation and use of the
Trademark without delay.

     2.  Furthermore,  in the case of cessation of this Agreement,  for whatever reason, ...........  shall be obligated to eradicate and/or remove without delay the Trademark from all merchandise and objects to which it had been affixed. Should it not be possible to eradicate and/or remove the Trademark from the merchandise or objects to which it have been affixed, the merchandise and objects bearing the Trademark must themselves be removed.

     3. The provisions set out in clause 19 (Competition Prohibition) and 20 (Confidentiality), shall remain unaffected by the cessation of this Agreement, for whatever reason it has been terminated.


                                       19.
                  Competition Prohibition / Contractual Penalty

     1. For a period of one year  following  the  cessation  of this  Agreement,
 ......  shall be obligated  not to promote or organize  any model  competitions, neither independently nor non-independently, neither in his own name nor on behalf of third parties.

     2. Payment of a contractual  penalty in the amount of  $50,000.00  shall be agreed  for  each  violation  on  the  part  of  .............  against  of  the obligations set out above and/or breach of the competition prohibition in accordance with Clause 19.1 of this Agreement. This contractual penalty shall constitute a minimum restitution and shall be independent of culpability.

                                       20.
                                 Confidentiality

     1. Look and  ...........  are aware that both the subject and the existence of this Agency Agreement, the documentation, data and documents of whatever kind related to or in connection with this Agency Agreement, as well as any and all information provided are to be handled strictly confidentially.

     2. Therefore,  Look and ......... shall handle in strict confidence any and all information, documentation, data, data carriers, etc., in whatever form, (hereinafter referred to in short as confidential information) provided to them or becoming known to them in whatever manner in connection with or arising from this cooperation

     3. Look and  ............  shall be obligated in particular to refrain from imparting confidential information to third parties or providing them with such, either directly or indirectly, to make use of such confidential information in any other manner, and from making duplicates, copies or reproductions thereof, in whole or in part.

     4.  For  the  duration  of  this  confidentiality   obligation,   LOOK  and
 ....................   shall  make  every   effort   necessary  to  fulfil  said
obligations during the term of this Agreement. This shall also apply if confidential information is no longer secret because either of the contractual partners or third parties acting on his/her behalf have acted in contravention to their confidentiality obligations. This latter shall apply not only during the contractual partners' cooperative work but also following termination thereof, for whatever reason, and also to all future cooperative work, even if this should not be expressly agreed upon in each individual case.

                                       21.
                            Amendments / Supplements

     1. Apart from this Agency Agreement, no ancillary arrangements exist, either oral or written which would be in contravention to this Agency Agreement. Any and all arrangements reached prior to the conclusion of this Agency Agreement which are in contravention to this Agency Agreement shall cease to be valid as of the conclusion of this Agreement.

     2. Amendments and supplements to this Agency Agreement must be made in written form in each individual case, otherwise, they shall not be legally effective. Dispatches sent via fax sufficiently constitute written form. These provisions shall also apply if written form is dispensed with.

                                       22.
                                  Notification

     1. Unless stipulated otherwise in this Agency Agreement or another form is mandatorily prescribed by law, all notifications are to be directed to the following address:


for Look:                  Passauerplatz 1, A-1010 Vienna
                           Fax: +43 (1) 535 42 55

for........:       ...................... ,.....................
                           Fax: +.... (..).....................

     Dispatches sent via fax shall sufficiently constitute the requisite written form.

     2. Each of the contractual partners shall be obligated to notify the other contractual partner without delay of changes of address; otherwise, dispatches sent to the address most recently given in writing according to the above paragraph shall be deemed to have been received with legally binding effect. Unless expressly stipulated otherwise in this Agency Agreement, the date of mailing (postal cancellation, fax confirmation) shall be determinant of timely receipt of notifications.

                                       23.
                               Severability Clause

     1. The nullity or ineffectiveness of individual provisions in this Agency Agreement shall not affect the validity of the remaining contractual provisions.

     2. Should a provision or parts thereof as set out in this Agency Agreement be ineffective or null and void, this shall not entail the forfeiture of the entirety of such provision(s), rather those provisions shall then be deemed to be agreed which are legally effective and/or permissible, and which come closest to the purpose of the null or ineffective provisions and to the intention of the [contractual] parties. The same shall apply in the case of loopholes in the Agreement.

                                       24.
            Arbitration Clause / Applicable Law / Place of Fulfilment

     1. Any and all disputes arising from or in connection with this Agency Agreement, in particular but not exclusively concerning its fulfilment, poor or non-fulfilment, breach, validity, nullity, dissolution, etc., and which cannot be settled amicably shall be ruled upon exclusively and definitively by a court of arbitration in accordance with the Arbitration and Conciliation Ordinance of the International Court of Arbitration, Austrian Chamber of Commerce in Vienna (Vienna Regulations).

     2.  The  court  of  arbitration  shall be  comprised  of three  arbitrating magistrates, each of the disputing parties nominating one arbitration magistrate. The two latter magistrates nominated in this manner shall then appoint a presiding magistrate. Should one of the disputing parties not avail him/herself of his/her right of nomination, or should he/she fail to do so within a period of four weeks following written request by the other party to do so, the magistrate already nominated shall nominate the second upon request by the other party to do so.

     3. The place of arbitration shall be Vienna; the language to be used during arbitration proceedings shall be German. The arbitration ruling shall be made in writing and shall be final. Legal recourse against the arbitration court's ruling shall be precluded.

     4. Austrian material law shall apply exclusively, under preclusion of those provisions leading to the applicability of a foreign law.

     5. Look's head offices at (currently) Passauerplatz 1, 1010 Vienna, shall be agreed as the place of fulfilment for any and all liabilities and obligations arising from or in connection with this Agreement.





                                       25.
                                  Miscellaneous

     1. In the sense used in this contract, a third party shall be deemed to be every natural or legal entity who is different from the contractual partners in the legal sense, even if legal and/or business relations of whatever kind may exist with such third party.

     2. ..................'s representative(s) shall expressly declare his/their entitlement, with no restrictions of whatever kind, to sign this Agency Agreement with legally binding effect. In this connection, the representative(s) shall indemnify Look entirely and in every respect.

     3............  shall not be entitled to set off claims against Look, either in or out of court,  by any  counterclaims  of  whatever  type........  may have against Look.

     4. Liability on the part of Look for simple negligence shall be precluded.

     5. Look shall be entitled to transfer any and all rights and obligations in connection with this Agreement at any time to a legal entity, an unincorporated firm under commercial law, a registered commercial company or other legal entity in which Look has holdings of a minimum of 25%, or to a company within the Look group or to Mr. Wolfgang Schwarz. Transfer shall be carried out by unilateral declaration to ......  and shall become  effective as per the time of receipt of the notification in .....'s sphere of influence. Upon notification thereof, Look shall withdraw from the contractual relationship, whereas the third party simultaneously shall enter into the contract by way of assumption thereof.

     6. Any and all costs, fees and charges in connection with the preparation and implementation of this contract shall be borne by the contractual partners in the proportion of one half each; any and all costs of legal counsel or taxation consultation shall be borne by each of the contractual partners themselves.

Vienna, dated.......................


Annexes:

1. Look Guidelines

2. Draft Participants' Agreement

3. Marketing Plan

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Look Event Management GmbH ....................